                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                             (Amendment No. 1  )

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Check the appropriate box:

|_|  Preliminary Proxy Statement

|_|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant toss.240.14a-12

                            UNITED TRUST GROUP, INC
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|  No fee required.

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     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
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          pursuant to Exchange  Act Rule 0-11 (set forth the amount of which the
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|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number,
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                            UNITED TRUST GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held on Wednesday, June 11, 2003

To the Shareholders of:

UNITED TRUST GROUP, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Shareholders  of United Trust
Group Inc., an Illinois corporation ("UTG"), will be held on Wednesday, June 11,
2003 at 10:00 a.m. at the  corporate  headquarters  at 5250 South  Sixth  Street
Road, Springfield, Illinois 62703 for the following purposes:

     1.   To elect nine directors of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

     2.   To  consider  and act upon such  other  business  as may  properly  be brought before the meeting.

The Board of Directors  has fixed the close of business on April 18, 2003 as the record date for the Annual Meeting.  Only shareholders of record as of the close of  business  on the record  date are  entitled  to notice of and to vote at the
Annual Meeting.

Whether  or not you plan to attend the  Annual  Meeting,  you are urged to mark, date and sign the enclosed  proxy and return it promptly so that your shares can be represented  and voted at the Annual  Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual  Meeting by following the  instructions in the  accompanying  proxy  statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                   UNITED TRUST GROUP, INC.

                                                 Theodore C. Miller, Secretary

Dated:  May 19, 2003
Springfield, Illinois

                            YOUR VOTE IS IMPORTANT!

PLEASE  COMPLETE,  DATE,  SIGN AND  PROMPTLY  RETURN YOUR PROXY IN THE  ENCLOSED
ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                                SHAREHOLDERS OF
                            UNITED TRUST GROUP, INC.

                   GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of United Trust Group,  Inc., an Illinois
corporation ("UTG"),  will be held on Wednesday,  June 11, 2003 at 10:00 a.m. at the corporate  headquarters  at 5250 South Sixth Street,  Springfield,  Illinois
62703. The mailing address of UTG's principal executive office is P.O. Box 5147,
Springfield, Illinois 62705.

This proxy  statement  is being sent to each  holder of record of the issued and outstanding shares of Common Stock of UTG, no par value (the "Common Stock"), as of the  close of  business  on April  18,  2003,  in  order to  furnish  to each shareholder  information  relating  to  the  business  to be  transacted  at the meeting.

This proxy statement and the enclosed proxy are being mailed on or about May 19,
2003  to the  shareholders  of UTG  entitled  to  notice  of and to  vote at the meeting.  The Annual  Report of UTG for the fiscal year ended  December 31, 2002 has been mailed to shareholders  under separate cover. UTG will bear the cost of soliciting  proxies from its  shareholders.  UTG may reimburse brokers and other persons for their  reasonable  expenses in  forwarding  proxy  materials  to the beneficial  owners  of Common  Stock.  Solicitations  may be made by  telephone, telegram or by personal  calls,  and it is anticipated  that such  solicitations will consist  primarily of requests to brokerage houses,  custodians,  nominees, and fiduciaries to forward the soliciting  material to the beneficial  owners of shares  held of record by such  persons.  If  necessary,  officers  and  regular employees of UTG may by telephone,  telegram or personal  interview  request the return of proxies.

                                     VOTING

The  enclosed  proxy is  solicited by and on behalf of the Board of Directors of
UTG. If you are unable to attend the meeting on Wednesday, June 11, 2003, please complete the enclosed proxy and return it to us in the accompanying  envelope so that your shares will be represented and voted at the meeting.

When the enclosed proxy is duly executed and returned in advance of the meeting, and is not revoked,  the shares represented  thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time  before  it is  voted by  delivering  to the  Secretary  of UTG a written  notice of revocation or a duly executed  proxy bearing a later date, or by  attending  the  meeting  and voting his or her shares in person.  If a proxy fails to specify how it is to be voted,  it will be voted "FOR" the  election of the directors.

Inspectors  of election  will be  appointed  to tabulate the number of shares of
Common  Stock  represented  at the meeting in person or by proxy,  to  determine whether or not a quorum is present  and to count all votes cast at the  meeting.
The holders of a majority of the  outstanding  shares of Common  Stock as of the record  date must be  represented  at the meeting in person or by proxy in order for a quorum to be present at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of  determining  the presence of a quorum.  Abstentions  and broker non-votes  will have no effect on the  election of  directors  but will have the effect of a vote  against any other  matter  submitted to a vote at the meeting.
With respect to the election of directors,  the affirmative  vote of a plurality of the votes duly cast is required for the  election of directors  (that is, the nominees  receiving the greatest number of votes will be elected).  There are no cumulative voting rights with respect to the election of directors.  The holders of Common  Stock as of the  record  date are  entitled  to one vote per share of
Common Stock with respect to the election of directors and any other matter that may be submitted to a vote at the meeting.  The affirmative  vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve any other matter that may be submitted to a vote at the meeting,  other than the election of  directors.  Management is not aware of any  matter  other than the  election  of  directors  to be brought before the shareholders at the meeting.

The Correll  affiliates hold  approximately 60% of the outstanding  Common Stock
(See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS") and intend to vote their shares in favor of the election of directors as further described in proposal 1.

                    SIGNIFICANT MAJORITY-OWNED SUBSIDIARIES

United Trust Group,  Inc. was  incorporated in 1984, under the laws of the State of Illinois to serve as an insurance  holding company.  UTG and its subsidiaries
(the  "Company")  have only one significant  industry  segment - insurance.  The
Company's  dominant  business is individual life  insurance,  which includes the servicing  of existing  insurance  business in force,  the  solicitation  of new individual life  insurance,  the acquisition of other companies in the insurance business, and the administration processing of life insurance business for other entities.

At December 31, 2002,  significant  majority-owned  subsidiaries  of UTG were as depicted on the following organizational chart:

For  purposes  of this proxy  statement,  the term  "subsidiary  life  insurance companies" shall mean UG, APPL and ABE, and the term  "non-insurance  subsidiary companies" shall mean the subsidiary companies other than UG, APPL and ABE.

The  companies  hereinafter  are  sometimes  collectively  referred  to  as  the
"Subsidiary majority owned companies".

This  document at times will refer to the  Company's  largest  shareholder,  Mr.
Jesse T. Correll and certain  companies  controlled by Mr. Correll.  Mr. Correll
holds  a  majority   ownership  of  First  Southern   Funding  LLC,  a  Kentucky
corporation,  and First  Southern  Bancorp,  Inc., a bank  holding  company that operates  primarily  in  Kentucky.  Mr.  Correll  is  Chairman  of the  Board of
Directors  of  UTG  and is  currently  UTG's  largest  shareholder  through  his ownership  control of FSF, FSBI and  affiliates.  Mr. Correll  currently owns or controls directly and indirectly approximately 60% of the issued and outstanding
Common Stock of UTG as further  described  herein.  (See "SECURITY  OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS")

                         VOTING SECURITIES OUTSTANDING

April  18,  2003 has been  fixed as the  record  date for the  determination  of shareholders  entitled  to notice of and to vote at the  annual  meeting  or any adjournments  or  postponements  thereof.  On that  date,  UTG  had  outstanding
3,507,201  shares  of  Common  Stock.  No  other  voting  securities  of UTG are outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The  following  tabulation  sets forth the name and  address  of the  persons or entities known to be the beneficial  owners of more than 5% of UTG's outstanding
Common  Stock  and  shows:  (i) the total  number  of  shares  of  Common  Stock beneficially  owned by such  person as of April 18,  2003 and the nature of such ownership;  and (ii) the percent of the issued and outstanding  shares of common stock so owned as of the same date.

Title                                                   Amount         Percent
  of                 Name and Address               and Nature of        of
Class             of Beneficial Owner(2)       Beneficial Ownership    Class (1)

Common            Jesse T. Correll                       185,454 (3)      5.3%
Stock, no         First Southern Bancorp, Inc.         1,634,336 (3)(4)  46.6%
  par value       First Southern Funding, LLC                  0 (3)(4)     0%
                  First Southern Holdings, LLC         1,483,791 (3)(4)  42.3%
                  First Southern Capital Corp., LLC      183,033 (3)(4)   5.2%
                  First Southern Investments, LLC         18,575          0.5%
                  Ward F. Correll                         98,523 (5)      2.8%
                  WCorrell, Limited Partnership           72,750 (3)      2.1%
                  Cumberland Lake Shell, Inc.             98,523 (5)      2.8%

                  Total(6)                             2,119,921         60.4%

(1)  The percentage of outstanding shares is based on 3,507,201 shares of Common
     Stock outstanding as of April 18, 2003.

(2)  The business  address for each of Jesse Correll,  First  Southern  Bancorp,
     Inc.  ("FSBI"),   First  Southern  Funding,  LLC  ("FSF"),  First  Southern
     Holdings,  LLC ("FSH"),  First Southern Capital Corp.,  LLC ("FSC"),  First
     Southern  Investments,  LLC  ("FSI"),  and  WCorrell,  Limited  Partnership
     ("WCorrell LP"), is P.O. Box 328, 99 Lancaster Street,  Stanford,  Kentucky
     40484.  The business  address for each of Ward Correll and Cumberland  Lake
     Shell, Inc. ("CLS") is P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky
     42502.

(3)  The share  ownership of Jesse Correll  listed  includes  112,704  shares of
     Common Stock owned by him individually.  The share ownership of Mr. Correll also  includes  72,750  shares of Common  Stock held by  WCorrell,  Limited
     Partnership,  a  limited  partnership  in which  Jesse  Correll  serves  as managing  general  partner  and, as such,  has sole voting and  dispositive power over the shares held by it.

     In addition,  by virtue of his  ownership of voting  securities  of FSF and
     FSBI, and in turn,  their ownership of 100% of the  outstanding  membership interests of FSH, Jesse Correll may be deemed to beneficially own the total number of shares of Common  Stock owned by FSH (as well as the shares owned by FSBI  directly),  and may be deemed to share  with FSH (as well as FSBI)
     the  right  to  vote  and to  dispose  of such  shares.  Mr.  Correll  owns approximately 79% of the outstanding  membership  interests of FSF; he owns directly  approximately  50%,  companies he controls own approximately 14%, and he has the  power  to vote but  does  not own an  additional  3% of the outstanding  voting  stock  of  FSBI.  FSBI and FSF in turn own 99% and 1%, respectively,  of the outstanding  membership interests of FSH. Mr. Correll is also a manager of FSC and thereby may also be deemed to beneficially own the total  number of shares of Common Stock owned by FSC, and may be deemed to share  with it the  right to vote and to  dispose  of such  shares.  The aggregate number of shares of Common Stock held by these other entities, as shown in the above table, is 1,817,369 shares.

(4)  The share ownership of FSBI consists of 150,454 shares of Common Stock held by FSBI directly and 1,483,791  shares of Common Stock held by FSH of which
     FSBI is a 99% member and FSF is a 1% member, as further described below. As a result, FSBI may be deemed to share the voting and dispositive power over the  shares  held by FSH.  The  share  ownership  of FSF does  not  include additional  shares  that UTG  agreed to issue to FSF or its  assigns if the condition  in  Section  13(c)  titled  "future  earnings  of  UTI"  of  the
     Acquisition  Agreement  dated April 30, 1998 by and between First  Southern
     Funding,  Inc.  and United  Trust,  Inc.  is not met.  UTG did not meet the earnings requirements  stipulated,  and UTG believes it will be required to issue  500,000  additional  shares to FSF or its  assigns.  Pursuant to the covenant, a final accounting and issuance of any shares due are to occur by
     April 30, 2003.

(5)  Represents  the shares of Common Stock held by CLS, all of the  outstanding voting  shares  of which are owned by Ward F.  Correll  and his wife.  As a result,  Ward F. Correll may be deemed to share the voting and  dispositive power over these shares.

(6)  According to the most recent  Schedule  13D, as amended,  filed  jointly by each of the entities and persons listed above,  Jesse Correll,  FSBI,  FSF,
     FSH, FSC, and FSI, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG. In addition, the Schedule
     13D indicates  that because of their  relationships  with Jesse Correll and these other entities, Ward Correll, CLS, and WCorrell,  Limited Partnership
     may also be deemed to be members of this group.  Because the  Schedule  13D indicates that for its purposes,  each of these entities and persons may be deemed to have acquired  beneficial  ownership of the equity  securities of
     UTG  beneficially  owned by the other  entities and persons,  each has been identified and listed in the above tabulation.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The  following  tabulation  shows with respect to each of the  directors of
     UTG,  with  respect  to UTG's  chief  executive  officer  and each of UTG's executive  officers  whose salary plus bonus  exceeded  $100,000 for fiscal
     2002, and with respect to all executive  officers and directors of UTG as a group: (i) the total number of shares of all classes of stock of UTG or any of its parents or subsidiaries, beneficially owned as of April 18, 2003 and the  nature of such  ownership;  and (ii) the  percent  of the  issued  and outstanding  shares of stock so owned, and granted stock options  available as of the same date.

 Title        Directors, Named Executive                Amount           Percent
   of          Officers, & All Directors &            and Nature of         of
Class        Executive Officers as a Group             Ownership        Class (1)

UTG's          John S. Albin                               10,503  (4)        *
Common         Randall L. Attkisson                             0  (2)        *
Stock, no      Jesse T. Correll                         2,002,823  (3)     57.1%
par value      Ward F. Correll                             98,523  (5)      2.8%
               Thomas F. Darden                             8,334  (7)        *
               Theodore C. Miller                          10,000  (7)        *
               William W. Perry                            12,000  (7)        *
               James P. Rousey                                  0             *
               Robert W. Teater                             7,380  (6)        *
               All directors and executive officers
               as a group (nine in number)              2,149,563          61.3%

(1)  The percentage of outstanding  shares for UTG is based on 3,507,201  shares of Common Stock outstanding as of April 18, 2003.

(2)  Randall L.  Attkisson is an associate and business  partner of Mr. Jesse T.
     Correll and holds minority ownership  positions in certain of the companies listed as owning UTG Common Stock  including First Southern  Bancorp,  Inc.
     Ownership  of  these  shares  is  reflected  in the  ownership  of Jesse T.
     Correll.

(3)  The share ownership of Mr. Correll  includes 112,704 shares of United Trust
     Group common stock owned by him  individually  and 150,545 shares of United
     Trust Group common  stock held by First  Southern  Bancorp,  Inc. The share ownership of Mr. Correll also includes  72,750 shares of United Trust Group common stock held by WCorrell,  Limited Partnership,  a limited partnership in which Mr. Correll serves as managing  general  partner and, as such, has sole voting and dispositive  power over the shares held by it. In addition, by virtue of his ownership of voting  securities of First Southern Funding,
     LLC and First Southern Bancorp,  Inc., and in turn, their ownership of 100%
     of the outstanding  membership  interests of First Southern  Holdings,  LLC
     (the holder of 1,483,791  shares of United Trust Group common  stock),  Mr.
     Correll  may be deemed to  beneficially  own the total  number of shares of
     United Trust Group common stock owned by First Southern  Holdings,  and may be deemed to share with First  Southern  Holdings  the right to vote and to dispose  of  such  shares.  Mr.  Correll  owns  approximately  79%  of  the outstanding  membership  interests  of  First  Southern  Funding;  he  owns directly  approximately  50%,  companies he controls own approximately 14%, and he has the  power  to vote but  does  not own an  additional  3% of the outstanding voting stock of First Southern Bancorp.  First Southern Bancorp and First  Southern  Funding in turn own 99% and 1%,  respectively,  of the outstanding membership interests of First Southern Holdings. Mr. Correll is also a manager of First Southern  Capital Corp.,  LLC, and thereby may also be deemed to  beneficially  own the  183,033  shares of United  Trust Group common  stock held by First  Southern  Capital,  and may be deemed to share with it the right to vote and to dispose of such shares. Share ownership of
     Mr.  Correll in United  Trust Group  common  stock does not include  18,575
     shares  of  United  Trust  Group  common  stock  held  by  First   Southern
     Investments, LLC. (See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS")

(4)  Includes 392 shares owned directly by Mr. Albin's spouse.

(5)  Cumberland Lake Shell,  Inc. owns 98,523 shares of UTG Common Stock, all of the outstanding voting shares of which are owned by Ward F. Correll and his wife.  As a result  Ward F.  Correll  may be deemed to share the voting and dispositive power over these shares. Ward F. Correll is the father of Jesse
     T.  Correll.  There are 72,750 shares of UTG Common Stock owned by WCorrell
     Limited  Partnership in which Jesse T. Correll  serves as managing  general partner and, as such, has sole voting and dispositive power over the shares of Common Stock held by it. The aforementioned  72,750 shares are deemed to be beneficially owned by and listed under Jesse T. Correll in this section.

(6)  Includes 210 shares owned directly by Mr. Teater's spouse.

(7)  Shares subject to UTG Employee and Director Stock Purchase Plan.

* Less than 1%.

Except as indicated above, the foregoing persons hold sole voting and investment power.

The following tabulation shows with respect to each individual  identified above under  security  ownership of management  the ownership  held in First  Southern
Bancorp, Inc. ("FSBI"), an affiliate entity of UTG.

 Title                                             Amount             Percent
   of                Director or               and Nature of            of
Class          Executive Officer of UTG           Ownership           Class (1)

FSBI's          Randall L. Attkisson                 7,476  (4)         5.9%
Common          Jesse T. Correll                   102,183  (2)(3)     70.9%
Stock           Ward F. Correll                     24,184  (3)(5)     18.3%
                James P. Rousey                      1,750  (6)         1.4%

(1)  The  percentage of  outstanding  shares for FSBI is based on 126,248 shares outstanding as of March 1, 2003, including outstanding options.

(2)  Includes 17,611 shares owned by the WCorrell, Limited Partnership, of which
     Mr. Jesse Correll is the managing general  partner,  3,462 shares which Mr.
     Jesse  Correll  has the  power to vote and as to which  Mr.  Jesse  Correll disclaims  beneficial  ownership.  Also includes options to purchase 11,952 shares that can be exercised at any time by Mr. Jesse Correll.

(3)  Includes options to purchase 5,981 shares that can be exercised at any time by either Jesse Correll, Ward Correll or the WCorrell, Limited Partnership.

(4)  Includes 3,668 shares owned by Mr. Attkisson's  spouse, 192 shares owned by
     Mr.  Attkisson's  son,  and  options to  purchase  477  shares  that can be exercised at any time by Mr. Attkisson.

(5)  Includes 17,611 shares owned by the WCorrell,  Limited  Partnership and 592 shares owned by Cumberland Lake Shell, Inc.

(6)  Includes options to purchase 1,200 shares that can be exercised at any time by Mr. Rousey.

The following tabulation shows with respect to each individual  identified above under  security  ownership of management  the ownership  held in First  Southern
Funding, LLC. ("FSF"), an affiliate entity of UTG.

 Title                                             Amount             Percent
  of                Director or                and Nature of            of
Class          Executive Officer of UTG          Ownership            Class (1)

FSF's          Randall L. Attkisson                44.75               4.5%
Common         Jesse T. Correll                   784.87              78.9%
Stock

The percentage of outstanding units for FSF is based on 994.36 units outstanding as of March 1, 2003.

                             THE BOARD OF DIRECTORS

In accordance with the laws of Illinois and the Certificate of Incorporation and
Bylaws of UTG, as amended,  UTG is managed by its executive  officers  under the direction  of the Board of  Directors.  The  Board  elects  executive  officers, evaluates their  performance,  works with  management in  establishing  business objectives  and  considers  other  fundamental  corporate  matters,  such as the issuance of stock or other  securities,  the  purchase or sale of a business and other  significant  corporate  business  transactions.  In the fiscal year ended
December 31, 2002, the Board met 4 times. All directors attended at least 75% of all meetings of the board, except Millard Oakley.

The Board of  Directors  has an Audit  Committee  consisting  of Messrs.  Albin,
Perry, and Teater.  The Audit Committee  performs such duties as outlined in the
Company's Audit Committee Charter, such Charter having been adopted by the Board of  Directors  of UTG.  The Audit  Committee  reviews and acts or reports to the
Board with respect to various  auditing and accounting  matters.  Each member of the audit committee have been determined as independent as defined by the NASDAQ listing  standards.  The scope of the audit  procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors,  the performance of
UTG's independent and internal auditors and the accounting practices of UTG. The
Audit  Committee also  recommends to the full Board of Directors the auditors to be appointed by the Board.  The Audit Committee met twice in 2002. The UTG Board of  Directors  does not have a separate  nominating  committee  or  compensation committee.

The compensation of UTG's executive  officers is determined by the full Board of
Directors (see report on Executive Compensation).

Under UTG's By-Laws,  the Board of Directors should be comprised of at least six and no more than eleven directors.  At December 31, 2002, the Board consisted of nine directors.  Shareholders  elect Directors to serve for a period of one year at UTG's Annual  Shareholders'  meeting.  Mr. Millard  Oakley  resigned from the
Board of Directors on March 20, 2003.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors  and  officers of UTG file  periodic  reports  regarding  ownership of
Company  securities  with the  Securities  and Exchange  Commission  pursuant to
Section 16(a) of the Securities  Exchange Act of 1934 as amended,  and the rules promulgated thereunder.  During 2002, UTG was aware of the following individuals who  filed  a  late  Form  3,  initial  statement  of  beneficial  ownership  of securities,  with the  Securities  and Exchange  Commission;  Michael K. Borden,
employee,  Joyce M. Copp,  employee,  Thomas F.  Darden,  director,  Theodore C.
Miller, executive officer, William W. Perry, director, James P. Rousey, director and executive officer, and Brad M. Wilson,  employee.  Each of these individuals reported no stock  ownership or  transaction  in stock of UTG at the time of the filing of the Form 3.

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In  connection  with the  December  31,  2002  financial  statements,  the audit committee:  (1) reviewed and discussed  the audited  financial  statements  with management; (2) discussed with the auditors the matters required by Statement on
Auditing  Standards  No. 61; and (3)  received  the letter from the  auditors as required  by  Independence  Standards  Board  Statement  No.1.  Based upon these reviews  and  discussions,  the  audit  committee  recommended  to the  Board of
Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2002.

                  John S. Albin  -  Committee Chairman
                  William W. Perry
                  Robert W. Teater

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

At the annual meeting of  shareholders of UTG, nine directors are to be elected, each  director  to hold  office  until  the next  annual  meeting  and until his successor is elected and qualified. Each nominee will be elected director by the affirmative  vote of a plurality  of the votes duly cast for such  nominee.  The persons  named in the proxy  intend to vote the  proxies  as  instructed  in the proxies.  If no instructions are given in a particular  proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below.  Should any of the nominees listed below become unable or unwilling to accept  nomination or election,  it is intended, in the absence of contrary  specifications,  that the proxies  will be voted for the  balance  of those  named  and for a  substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors  if elected.  Information  with respect to business  experience  of the  Board  of  Directors  has  been  furnished  by the respective  directors  or  obtained  from  the  records  of UTG.  The  following individuals are nominees for the election of directors:

Name, Age

                    Position  with the Company,  Business  Experience  and Other
                    Directorships

John S. Albin, 74

                    Director of UTG since 1984;  Director of First  Commonwealth
                    Corporation  from 1984 to 2002;  farmer in Douglas and Edgar counties,  Illinois,  since  1951;  Chairman of the Board of
                    Longview  State Bank since 1978;  President  of the Longview
                    Capitol  Corporation,  a bank holding  company,  since 1978;
                    Chairman of First  National Bank of Ogden,  Illinois,  since
                    1987;  Chairman  of the State Bank of  Chrisman  since 1988;
                    Director  and  Secretary  of  Illini  Community  Development
                    Corporation  since 1990;  Commissioner  of Illinois  Student
                    Assistance Commission from 1996 to 2002.

Randall L. Attkisson  57

                    Director of UTG since 1999;  Director of First  Commonwealth
                    Corporation from 1999 to 2002; President and Chief Operating
                    Officer of UTG since  2001;  President  and Chief  Operating
                    Officer of FCC from 2001 to 2002;  Chief Financial  Officer,
                    Treasurer,  Director of First Southern Bancorp,  Inc, a bank holding company,  since 1986;  Treasurer,  Director of First
                    Southern Funding, LLC (formerly First Southern Funding Inc.)
                    since 1992; Director of Kentucky Christian  Foundation since
                    2002;  Director of The River  Foundation,  Inc.  since 1990;
                    President of Randall L. Attkisson & Associates  from 1982 to
                    1986;  Commissioner  of  Kentucky  Department  of  Banking &
                    Securities   from  1980  to  1982;   Self-employed   Banking
                    Consultant in Miami, FL from 1978 to 1980.

Jesse T. Correll  46

                    Chairman  and CEO of UTG  since  2000;  Chairman  and CEO of
                    First Commonwealth  Corporation from 2000 to 2002;  Director of UTG  since  1999;  Director  of FCC  from  1999 to  2002;
                    Chairman,  President,  Director of First  Southern  Bancorp,
                    Inc.,  a  bank  holding  company,   since  1983;  President,
                    Director or Manager of First  Southern  Funding  since 1992;
                    President,  Director  of The River  Foundation  since  1990;
                    Director of Thomas  Nelson,  Inc.  since  2001;  Director of
                    Computer Services, Inc. since 2001; Director of Global Focus since 2001; Young Life Dominican  Republic  Committee Member since 2000. Jesse Correll is the son of Ward Correll.

Ward F. Correll   74

                    Director   of  UTG  since   2000  and   First   Commonwealth
                    Corporation  from  1999  to  2002;  President,  Director  of
                    Tradeway,  Inc.  of  Somerset,  KY  since  1973;  President,
                    Director   of   Cumberland   Lake   Shell,   Inc.,   a   gas
                    distributorship,  of  Somerset,  KY since  1971;  President,
                    Director of Tradewind Shopping Center, Inc. of Somerset,  KY
                    since 1966;  Director of First Southern  Bancorp since 1988;
                    Director or Manager of First  Southern  Funding  since 1991;
                    Director of The River Foundation of Stanford, KY since 1990;
                    and Director First Southern Insurance Agency of Stanford, KY
                    since 1987. Ward Correll is the father of Jesse Correll.

Thomas F. Darden  48

                    Director  of UTG since  2001;  Director  of FCC from 2001 to
                    2002;  Managing Partner of Cherokee Investment Partners LLC,
                    a real estate  investment  firm,  and  President  and CEO of
                    Cherokee Sanford Group, Inc. an affiliated predecessor since
                    1983; Director of BTI Telecom,  Inc. since 1998; Director of
                    Waste  Industries,  Inc.  from  1997 to  2002;  Director  of
                    Winston Hotels,  Inc. since 1994; Trustee of Shaw University since  1993;  Member of the Board of  Governors  of Research
                    Triangle  Institute  since  1998;  Former  Chairman  of  the
                    Triangle  Transit  Authority,  serving from 1993 to 1998 and
                    Chairman from 1996 to 1997;  Prior to 1996,  twice appointed to the North Carolina Board of Transportation.

William W. Perry  46

                    Director  of UTG since  2001;  Director  of FCC from 2001 to
                    2002;  Owner  of  SES  Investments,  Ltd.,  an oil  and  gas
                    investments company since 1991;  President of EGL Resources,
                    Inc., an oil and gas  operations  company based in Texas and
                    New Mexico since 1992;  Secretary of Midland Yucca Realty, a
                    Texas real estate investment company since 1993; Chairman of
                    Perry & Perry,  Inc., a Texas oil and gas consulting company since  1977;  Member of the Board of  Managers  of Tall City
                    Equity Fund since 2001; involved with, Young Life in various capacities; Midland City Council Member

James P. Rousey  44

                    Executive  Vice President and Chief  Administrative  Officer
                    since  September  2001;  Regional  CEO and Director of First
                    Southern  National Bank from 1988 to 2001. Board Member with the Illinois Fellowship of Christian Athletes since 2001.

Robert W. Teater  76

                    Director of UTG since 1987 and FCC from 1992 to 2002; member of Columbus School Board 1991-2001; Founder, Teater-Gebhardt
                    and  Associates,  Inc., a  comprehensive  consulting firm in natural  resources  development;  Member of  Reserve  Forces
                    Policy Board in Department of Defense 1981-1985; Director of
                    School of Natural  Resources at Ohio State  University  form
                    1973-1975;   Assistant   Director   of   Ohio   Agricultural
                    Experiment Station  1969-1975;  Associate Dean of Ohio State
                    University,  College of Agriculture  and Home Economics from
                    1969-1972;Combat  veteran and retired  Major  General,  Ohio
                    Army National Guard.

The Board of Directors  recommends that  shareholders vote "FOR" the election of the director nominees listed above.

                           EXECUTIVE OFFICERS OF UTG

More detailed  information  on the following  executive  officers of UTG appears under "Directors":

Jesse T. Correll       Chairman of the Board and Chief Executive Officer
Randall L. Attkisson   President and Chief Operating Officer
James P. Rousey        Executive Vice President and Chief Administrative Officer

Other executive officers of UTG are set forth below:

Name, Age

                    Position with UTG and, Business Experience

Theodore C. Miller 40

                    Corporate   Secretary  since  December  2000,   Senior  Vice
                    President and Chief Financial  Officer since July 1997; Vice
                    President and Treasurer  since October 1992;  Vice President and Controller of certain affiliated  companies from 1984 to
                    1992.  Vice  President and  Treasurer of certain  affiliated companies from 1992 to 1997; Senior Vice President and Chief
                    Financial  Officer  of  subsidiary   companies  since  1997;
                    Corporate Secretary of subsidiary companies since 2000.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information  regarding  compensation paid to or earned by UTG's Chief Executive Officer and each of the executive officers of UTG whose salary plus bonus exceeded  $100,000 during UTG's last fiscal year:
Compensation  for services  provided by the named executive  officers to UTG and its affiliates is paid by UTG.

                           SUMMARY COMPENSATION TABLE

Name and                                   Annual Compensation      Other Annual (1)     All Other (1)
Principal Position             Year      Salary ($)      Bonus ($)  Compensation ($)    Compensation ($)

Jesse T. Correll (2)           2002          75,000             -          -                4,500
Chairman of the Board          2001          56,250             -          -                  -
Chief Executive Officer        2000            -                           -                  -

Brad M. Wilson (4)             2002         160,000         3,000          -                3,600
Senior Vice President          2001         160,000         3,000          -                3,150
Chief Information Officer      2000         157,500         3,227          -                3,150

Theodore C. Miller             2002         100,000             -          -                3,000
Corporate Secretary            2001         100,000         5,000          -                3,000
Senior Vice President          2000          91,749             -          -                2,752
Chief Financial Officer

James P. Rousey (3)          2002            135,000       10,000          -                2,025
Executive Vice President    2001              50,625            -          -                  -
Chief Administrative Officer2000                   -            -          -                  -

(1)  All Other  Compensation  consists  of UTG's  matching  contribution  to the
     Employee Savings Trust 401(k) Plan.

(2)  On March 27, 2000, Mr. Jesse T. Correll assumed the position as Chairman of the Board and Chief  Executive  Officer of UTG and each of its  affiliates.
     Mr. Correll did not receive a salary,  bonus or other  compensation for his duties with UTG and each of its affiliates in the year 2000. In March 2001, the  Board of  Directors  approved  an annual  salary  for Mr.  Correll  of
     $75,000, with payments to begin on April 1, 2001.

(3)  Mr.  James  P.  Rousey  became  an  officer  and  employee  of UTG  and its subsidiaries effective August 16, 2001.

(4)  On January 7, 2003,  Mr.  Wilson's  employment  with UTG and its  insurance subsidiaries was terminated.

Option/SAR Grants/Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

At December 31, 2002 there were no shares of Common Stock subject to unexercised options  held by the named  executive  officers.  There were no options or stock appreciation  rights granted to the named executive  officers for the past three fiscal years.

Compensation of Directors

UTG's standard  arrangement for the compensation of directors provides that each director shall receive an annual retainer of $2,400,  plus $300 for each meeting attended and  reimbursement  for  reasonable  travel  expenses.  UTG's  director compensation  policy also  provides  that  directors who are employees of UTG or directors or officers of FSF and its affiliates do not receive any  compensation for their services as directors except for  reimbursement  for reasonable travel expenses for attending each meeting.

Employment Contracts

There are no employment  agreements in effect with any executive officers of the
Company.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

The compensation of UTG's executive  officers is determined by the full Board of
Directors.  The  Board of  Directors  strongly  believes  that  UTG's  executive officers  directly impact the short-term and long-term  performance of UTG. With this belief and the corresponding  objective of making decisions that are in the best interest of UTG's  shareholders,  the Board of Directors places significant emphasis on the design and administration of UTG's executive compensation plans.

Executive Compensation Plan Elements

Base  Salary.  The  Board of  Directors  establishes  base  salaries  at a level intended to be within the competitive market range of comparable  companies.  In addition  to the  competitive  market  range,  many  factors are  considered  in determining  base  salaries,  including  the  responsibilities  assumed  by  the executive, the scope of the executive's position, experience, length of service, individual performance and internal equity considerations. In addition to a base salary,  increased  compensation of current and future executive officers of the
Company  will  be  determined  using a  "performance  based"  philosophy.  UTG's financial  results are analyzed and future  increases  to  compensation  will be proportionately based on the profitability of the Company.

Stock  Options.  Stock  options  are granted at the  discretion  of the Board of
Directors.  There were no options granted to the named executive officers during the last three fiscal years.

Deferred Compensation. There are currently no deferred compensation arrangements with any executive officers or employees of the Company.

Stock Purchase Program.

On March 26, 2002, the Board of Directors of UTG adopted,  and on June 11, 2002, the  shareholders  of UTG approved,  the United Trust Group,  Inc.  Employee and
Director Stock  Purchase  Plan. The plan's purpose is to encourage  ownership of
UTG stock by eligible  directors  and employees of UTG and its  subsidiaries  by providing them with an opportunity to invest in shares of UTG common stock.  The plan is administered by the Board of Directors of UTG.

A total of  400,000  shares of common  stock  may be  purchased  under the plan, subject to appropriate  adjustment for stock dividends,  stock splits or similar recapitalizations  resulting  in a  change  in  shares  of UTG.  The plan is not intended to qualify as an "employee  stock  purchase  plan" under Section 423 of the Internal Revenue Code.

At its September  2002 meeting,  the Board of Directors of UTG approved  initial offerings  under the plan to  qualified  individuals  totaling  367,000  shares, subject  to the  registration  or  qualification  of the  shares  for sale under
Federal or applicable  state  securities  laws.  These initial  offers were made
November  1, 2002,  at which time each  offeree had 30 days to accept the offer, execute the appropriate  documents and pay for the shares to be acquired. At the end of the 30-day period,  the offers  expired.  This initial  offering was at a purchase price of $12.00 per share.  Eight individuals  acquired stock under the plan from this  initial  offering  with a total of 58,891  shares of UTG  common stock issued.  Each participant under the plan executed a "stock restriction and buy-sell agreement", which among other things provides UTG with a right of first refusal on any future sales of the shares acquired by the participant under this plan.

The  purchase  price of  shares  repurchased  under the  stock  restriction  and buy-sell agreement shall be computed,  on a per share basis, equal to the sum of
(i) the  original  purchase  price paid to acquire such shares from UTG and (ii)
the  consolidated  statutory net earnings (loss) per share of such shares during the  period  from the end of the month  next  preceding  the month in which such shares  were  acquired  pursuant  to the  plan,  to the  end of the  month  next preceding the month in which the sale of such shares to UTG occurs.  At December
31,  2002,  shares  issued  under this  program  had a value of $11.94 per share pursuant to the above formula.

Chief Executive Officer

On March 27, 2000, Mr. Jesse T. Correll  assumed the position of Chairman of the
Board and Chief Executive  Officer of UTG and each of its affiliates.  Under Mr.
Correll's  leadership,  he declined to receive a salary, bonus or other forms of compensation  for his  duties  with UTG and each of its  affiliates  in the year
2000.  In March 2001,  the Board of Directors  approved an annual salary for Mr.
Correll of $75,000,  payment of which began on April 1, 2001. As a reflection of
Mr.  Correll's  leadership,  the  compensation  of current and future  executive officers of the Company will be  determined  by the Board of  Directors  using a
"performance  based"  philosophy.  The Board of Directors  will  consider  UTG's financial  results and future  compensation  decisions  will be  proportionately based on the profitability of the Company.

Conclusion

The Board of Directors  believes  this  Executive  Compensation  Plan provides a competitive and motivational  compensation package to the executive officer team necessary to produce the results UTG strives to achieve.  The Board of Directors also believes the Executive  Compensation  Plan  addresses both the interests of the shareholders and the executive team.

                               BOARD OF DIRECTORS

             John S. Albin                          Thomas F. Darden
             Randall L. Attkisson                   William W. Perry
             Jesse T. Correll                       James P. Rousey
             Ward F. Correll                        Robert W. Teater

                               PERFORMANCE GRAPH

The following graph compares the cumulative  total  shareholder  return on UTG's
Common  Stock  during the five  fiscal  years ended  December  31, 2002 with the cumulative total return on the NASDAQ Composite Index Performance and the NASDAQ
Insurance  Stock Index (1). The graph assumes that $100 was invested on December
31, 1997 in each of the Company's  common stock, the NASDAQ Composite Index, and the NASDAQ Insurance Stock Index, and that any dividends were reinvested.

(1)  UTG selected  the NASDAQ  Composite  Index  Performance  as an  appropriate comparison since during the time period  reflected,  UTG's Common Stock was traded  on the  NASDAQ  Small Cap  exchange  under  the sign  "UTGI"  until
     December 31, 2001.  Furthermore,  UTG selected the NASDAQ  Insurance  Stock
     Index as the second  comparison  because  there is no similar  single "peer company" in the NASDAQ system with which to compare stock  performance  and the closest additional  line-of-business index which could be found was the
     NASDAQ  Insurance  Stock Index.  Trading  activity in UTG's Common Stock is limited,  which may be due in part as a result of UTG's  low  profile.  The
     Return  Chart is not  intended  to forecast  or be  indicative  of possible future performance of UTG's stock.

The foregoing graph shall not be deemed to be incorporated by reference into any filing of UTG under the Securities Act of 1933 or the Securities Exchange Act of
1934,  except to the extent that UTG specifically  incorporates such information by reference.

Compensation  Committee  Interlocks and Insider  Participation and Related Party
Transactions

UTG does not have a  compensation  committee and decisions  regarding  executive officer  compensation  are  made by the  full  Board of  Directors  of UTG.  The following  persons  served as directors of UTG during 2002 and were  officers or employees of UTG or its  affiliates  during 2002:  Jesse T. Correll,  Randall L.
Attkisson and James P. Rousey. Accordingly,  these individuals have participated in  decisions  related to  compensation  of  executive  officers  of UTG and its subsidiaries.

During 2002,  Jesse T. Correll and Randall L. Attkisson,  executive  officers of
UTG, and the insurance subsidiaries, were also members of the Board of Directors of the  insurance  subsidiaries.  During  2002,  James P. Rousey and Theodore C.
Miller,  executive  officers of UTG and the  insurance  subsidiaries,  were also members of the Board of Directors of ABE.

Jesse T.  Correll and Randall L.  Attkisson  are each  directors  and  executive officers of FSBI and participate in compensation decisions of FSBI. FSBI owns or controls directly and indirectly  approximately  46.5% of the outstanding common stock of UTG.

                        Other Related Party Transactions

On November 15, 2002,  North Plaza acquired 229 acres of timberland from Millard
V. Oakley,  a director of UTG, for a total purchase  price of $54,811.  The land acquired was adjacent to land already owned by North Plaza.  The purchase  price was consistent with other recent similar land acquisitions made by North Plaza.

On March 26, 2002, the Board of Directors of UTG adopted,  and on June 11, 2002, the  shareholders  of UTG approved,  the United Trust Group,  Inc.  Employee and
Director Stock  Purchase  Plan. The plan's purpose is to encourage  ownership of
UTG stock by eligible  directors  and employees of UTG and its  subsidiaries  by providing them with an opportunity to invest in shares of UTG common stock.  The plan is administered by the Board of Directors of UTG.

At its September  2002 meeting,  the Board of Directors of UTG approved  initial offerings under the plan to qualified individuals.  This initial offering was at a purchase  price of $12.00 per  share.  A total of 58,891  shares of UTG common stock were issued under this plan in 2002 to eight individuals. Each participant under the plan  executed a "stock  restriction  and buy-sell  agreement",  which among  other  things  provides  UTG with a right of first  refusal on any future sales of the shares acquired by the participant under this plan.

The  purchase  price of  shares  repurchased  under the  stock  restriction  and buy-sell agreement shall be computed,  on a per share basis, equal to the sum of
(i) the  original  purchase  price paid to acquire such shares from UTG and (ii)
the  consolidated  statutory net earnings (loss) per share of such shares during the  period  from the end of the month  next  preceding  the month in which such shares  were  acquired  pursuant  to the  plan,  to the  end of the  month  next preceding the month in which the sale of such shares to UTG occurs.  At December
31,  2002,  shares  issued  under this  program  had a value of $11.94 per share pursuant to the above formula.

On November 20, 1998, FSF and affiliates acquired 929,904 shares of common stock of UTG from UTG and certain UTG  shareholders.  As consideration for the shares,
FSF paid UTG  $10,999,995  and  certain  shareholders  of UTG  $999,990 in cash.
Included in the stock acquisition  agreement is an earnings covenant whereby UTG warrants UTG and its subsidiaries and affiliates will have future earnings of at least  $30,000,000  for a  five-year  period  beginning  January 1,  1998.  Such earnings  are  computed  based  on  statutory  results  excluding  inter-company activities such as  inter-company  dividends plus realized and unrealized  gains and losses on real estate, mortgage loans and unaffiliated common stocks. At the end of the covenant period,  an adjustment is to be made equal to the difference between the then market value and statutory  carrying value of real estate still owned that existed at the beginning of the covenant period.  Should UTG not meet the covenant  requirements,  any  shortfall  will first be reduced by the actual average  tax  rate for UTG for the  period,  then  will be  further  reduced  by one-half of the percentage,  if any,  representing UTG's ownership percentage of the  insurance  company  subsidiaries.  This  result  will  then be  reduced  by
$250,000.  The  remaining  amount  will be paid by UTG in the form of UTG common stock valued at $15.00 per share with a maximum number of shares to be issued of
500,000. However, there shall be no limit to the number of shares transferred to the extent  that there are legal  fees,  settlements,  damage  payments or other losses as a result of certain legal action taken. The price and number of shares shall be adjusted for any  applicable  stock  splits,  stock  dividends or other recapitalizations.  For the five-year period starting January 1, 1998 and ending
December 31, 2002, the Company had total  earnings of $17,011,307  applicable to this covenant. Therefore, UTG did not meet the earnings requirements stipulated, and UTG believes it will be required to issue 500,000  additional  shares to FSF or its assigns. Pursuant to the covenant, a final accounting and issuance of any shares due are to occur by April 30, 2003.

On May 21, 2002, at a special meeting of shareholders, the shareholders of First
Commonwealth  Corporation ("FCC"), then an 82% owned subsidiary of UTG, voted on and approved that certain Agreement and Plan of Reorganization  and related Plan of Merger,  each dated as of June 5, 2001,  between UTG, and FCC  (collectively, the "Merger Agreement"),  and the merger contemplated thereby in which FCC would be merged with and into UTG,  with UTG being the  surviving  corporation  of the merger. The merger became effective on June 12, 2002.  Pursuant to the terms and conditions of the Merger  Agreement,  each share of FCC stock outstanding at the effective  time of the merger  (other  than shares held by UTG or shares held in treasury by FCC or by any of its  subsidiaries)  was at such time  automatically converted into the right to receive $250 in cash per share.

At a December  17, 2001 joint  meeting of the board of directors of UTG, FCC and
their  insurance  subsidiaries,   the  boards  of  directors  of  the  insurance
subsidiaries discussed and decided to further explore and pursue a possible sale of the insurance  charters of each of APPL and ABE. In the alternative to a sale of the APPL charter,  the boards also discussed and decided to further explore a possible  merger of APPL into UG. At the September 24, 2002 joint meeting of the board  of  directors  of UTG and  its  insurance  subsidiaries,  the  boards  of directors of UG and ABE each approved the  exploration  of a merger  transaction whereby ABE will be merged with and into UG. The UG and ABE Boards  approved the merger transaction at the March 2003 meeting.  The completion of the transaction is  contingent  upon the  necessary  regulatory  approvals and is expected to be completed in mid 2003.

In preparation  for a possible  charter sale of APPL, UG and APPL entered into a
100% coinsurance  agreement  effective  October 1, 2002,  whereby UG assumed and
APPL ceded all of the existing business of APPL. The coinsurance transaction had no  financial  impact on the  consolidated  financial  statements  or  operating results of UTG.

On November  15, 2001,  UTG was  extended a  $3,300,000  line of credit from the
First National Bank of the  Cumberlands  located in Livingston,  Tennessee.  The
First National Bank of the Cumberlands is owned by Millard V. Oakley,  who was a
Director of UTG. The original  line of credit  expired one year from the date of issue and was  renewed  in 2002 for an  additional  one-year  term.  The line of credit is available for general business uses. The interest rate provided for in the  agreement is variable and indexed to be the lowest of the U.S.  prime rates as published in the money section of the Wall Street Journal,  with any interest rate  adjustments to be made monthly.  During 2002, the Company borrowed a total of  $1,600,000  under  this line of credit  and  incurred  interest  expense  of
$17,419.  All funds drawn were repaid prior to December 31, 2002.  No borrowings were incurred during 2001.

On April 12, 2001,  UTG  completed  the purchase of 22,500  shares of UTG common stock and 544 shares of FCC  common  stock  from  James E.  Melville  and family pursuant to the Melville Purchase Agreement in exchange for five year promissory notes of UTG in the aggregate  principal amount of $288,800.  On April 12, 2001,
UTG also completed the purchase from another family member of Mr. Melville of an additional  100 shares of UTG for a total cash payment of $800. The purchase for cash by UTG of an additional 39 shares of FCC common stock owned by Mr. Melville at a purchase  price of $200.00 per share was  consummated on June 27, 2001. Mr.
Melville was a former director of UTG, FCC and the three insurance  subsidiaries of UTG; he resigned  from those  boards on February  13,  2001.  At December 31,
2002, UTG owes $173,280 to Mr.  Melville and family members on these  promissory notes.

On April 12, 2001,  UTG also  completed  the  purchase of 559,440  shares of UTG common  stock from Larry E. Ryherd and family  pursuant  to the Ryherd  Purchase
Agreement for cash payments totaling $948,026 and a five year promissory note of
UTG in the principal amount of $3,527,494.  The purchase by UTG of the remaining
3,775  shares of UTG common  stock to be  purchased  for cash at $8.00 per share pursuant to the Ryherd  Purchase  Agreement  along with an additional 570 shares from certain parties to the Ryherd Purchase  Agreement was completed on June 20,
2001. The promissory notes of UTG received by certain of the sellers pursuant to the Melville Purchase  Agreement and the Ryherd Purchase Agreement bear interest at a rate of 7% per annum (paid quarterly) with payments of principal to made in five equal annual installments, the first such payment of principal to be due on the first anniversary of the closing.  At December 31, 2002, UTG owes $2,821,995 to Mr. Ryherd and family on this promissory note.

During 2000 and 2001, FCC paid a majority of the general  operating  expenses of
the  affiliated   group.  FCC  then  received   management,   service  fees  and
reimbursements  from the various  affiliates.  Beginning in January 2002, and in anticipation  of the merger of FCC,  UTG began  paying a majority of the general operating  expenses of the  affiliated  group.  Following the FCC merger in June
2002, UTG also assumed the rights and  obligations of the management and service fees agreements with the various affiliates originally held by FCC.

UTG paid FCC $0, $550,000 and $750,000 in 2002, 2001 and 2000,  respectively for reimbursement  of costs  attributed to UTG.  During 2002 through the date of the
FCC merger,  FCC paid $3,200,000 to UTG for reimbursement of costs attributed to
FCC and  affiliates  under which FCC had  management  and cost sharing  services arrangements.

On January 1, 1993,  FCC  entered an  agreement  with UG  pursuant  to which FCC provided management services necessary for UG to carry on its business.  UG paid
$2,974,088,   $6,156,903  and  $6,061,515  to  FCC  in  2002,   2001  and  2000,
respectively. UG paid $3,025,194 to UTG in 2002 under this arrangement.

ABE paid fees to FCC pursuant to a cost sharing and  management  fee  agreement.
FCC provides management services for ABE to carry on its business. The agreement required ABE to pay a percentage of the actual expenses incurred by FCC based on certain activity indicators of ABE business to the business of all the insurance company  subsidiaries  plus a management fee based on a percentage of the actual expenses  allocated to ABE. ABE paid fees of $188,494,  $332,673 and $371,211 in
2002,  2001 and  2000,  respectively  under  this  agreement.  ABE paid  fees of
$170,729 in 2002 to UTG under this agreement.

APPL had a  management  fee  agreement  with FCC  whereby FCC  provides  certain administrative  duties,  primarily data processing and investment  advice.  APPL
paid  fees  of  $222,000,   $444,000  and  $444,000  in  2002,  2001  and  2000,
respectively under this agreement. APPL paid fees of $222,000 to UTG during 2002 under this agreement.

Respective domiciliary insurance departments have approved the agreements of the insurance companies and it is Management's opinion that where applicable,  costs have been  allocated  fairly  and such  allocations  are based  upon  accounting principles generally accepted in the United States of America.

Since the Company's affiliation with FSF, UG has acquired mortgage loans through participation  agreements  with FSNB.  FSNB  services the loans covered by these participation  agreements.  UG pays a .25%  servicing  fee on these  loans and a one-time fee at loan  origination  of .50% of the original  loan amount to cover costs incurred by FSNB relating to the processing and establishment of the loan.
UG paid $70,140,  $79,730 and $34,721 in servicing fees and $35,127, $22,626 and
$91,392 in origination fees to FSNB during 2002, 2001 and 2000, respectively.

The  Company  reimbursed  expenses  incurred by Mr.  Correll  and Mr.  Attkisson relating  to travel and other  costs  incurred  on behalf of or  relating to the
Company.  The Company  paid  $74,621,  $145,407  and  $96,599 in 2002,  2001 and
2000,respectively  to First  Southern  Bancorp,  Inc. in  reimbursement  of such costs.  In addition,  beginning in 2001,  the Company began  reimbursing  FSBI a portion of salaries for Mr. Correll and Mr.  Attkisson.  The  reimbursement  was approved by the UTG board of directors and totaled $169,651 and $128,411 in 2002 and 2001, respectively, which included salaries and other benefits.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Kerber,  Eck and  Braeckel  LLP ("KEB")  served as UTG's  independent  certified public  accounting  firm for the fiscal  year ended  December  31,  2002 and for fiscal year ended December 31, 2001. In serving its primary  function as outside auditor for UTG, KEB performed  the following  audit  services:  examination  of annual consolidated financial statements; assistance and consultation on reports
filed  with  the   Securities   and  Exchange   Commission;and   assistance  and
consultation  on  separate  financial  reports  filed  with the State  insurance regulatory authorities pursuant to certain statutory requirements.

Audit Fees.  Audit fees billed for these audit services in the fiscal year ended
December 31, 2002 totaled $165,000,  and audit fees billed for quarterly reviews of the Company's financial statements totaled $16,979.

Financial Information Systems Design and Implementation Fees. KEB did not render any services related to financial  information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees. No other  services  besides the audit services  described  above were  performed by, and therefore no other fees were billed by, KEB for services in the fiscal year ended December 31, 2002.

UTG does not expect that a  representative  of KEB will be present at the Annual
Meeting of  Shareholders  of UTG. No  accountants  have been selected for fiscal
year  2003  because  UTG  generally  chooses   accountants  shortly  before  the
commencement of the annual audit work.

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG's proxy statement and form of proxy for the 2004 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 19, 2004.

Shareholder  proposals  submitted  after  April  4,  2004,  will  be  considered untimely,  and the proxy  solicited  by UTG for next year's  annual  meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The management does not intend to bring any other business before the meeting of
UTG's  shareholders  and has no reason to believe  that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting,  the proxies  named in the enclosed form of proxy will vote the proxies in accordance with their best judgement.

                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

In late 2000,  the  Securities  and Exchange  Commission  adopted new rules that permit  companies  and  intermediaries  (e.g.,  brokers) to satisfy the delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to those  stockholders.  This process allows for extra convenience for stockholders and potential costs savings for companies.

This year, one or more brokers with  accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders  sharing the same address. In those cases, a single proxy statement and Annual Report will be
delivered  to  multiple   stockholders   sharing  an  address  unless   contrary
instructions  have been  received from the affected  stockholder.  Once you have received  notice from your broker  that they will be sending  communications  to your  address  in this  way,  they will  continue  this  practice  until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer wish to receive proxy materials and  communications in this way and would prefer to receive a separate  proxy  statement,  please  notify  your  broker or direct your written  request to United Trust  Group,  Inc.,  Theodore C. Miller,
Secretary,  5250 South  Sixth  Street,  P.O.  Box 5147,  Springfield,  Illinois,
62705-5147,  or contact Mr. Miller at 217-241-6300.  UTG will deliver  promptly, upon written or oral request in the manner  provided  above,  a separate copy of the proxy  statement  and Annual  Report for the fiscal year ended  December 31,
2002 to a shareholder  at a shared address to which a single copy was delivered.
If your broker is not currently delivering a single proxy statement addressed to two or more  shareholders  sharing the same address (i.e., you received multiple copies of this proxy  statement),  and you would like to request  delivery  of a single copy, you should contact your broker.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual  Report for the year ended  December  31,  2002 on Form
10-K  with  the  Securities  and  Exchange  Commission.  A copy  of the  report, including any financial  statements and financial  statement  schedules,  may be obtained  without charge by any  shareholder.  Requests for copies of the report should be sent to Theodore C. Miller, Secretary,  United Trust Group, Inc., 5250
South 6th Street, P.O. Box 5147, Springfield, Illinois, 62705-5147.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              UNITED TRUST GROUP, INC.

                                              Theodore C. Miller, Secretary

Dated: May 19, 2003

   May 19, 2003

                                         [letterhead of United Trust Group, Inc]

     Dear Shareholders:

     The 2003 Annual Meeting of Shareholders of United Trust Group, Inc. will be held at the corporate headquarters,  5250 South Sixth Street,  Springfield,
     Illinois  62703,  on Wednesday June 11, 2003, at 10:00 a.m. At the meeting, shareholders  will act to elect nine  directors and to vote upon such other business as may properly be brought before the meeting.

     Your vote is  important.  Whether  or not you plan to attend  the  meeting, please review the enclosed proxy  statement,  complete the proxy form below and return it promptly in the envelope provided.

     It is important to keep your stock portfolio current.  Registrations should be kept up-to-date.  Remember to notify the Company of a change in address.
     Our stock  transfer  department  is  available to assist you with these and other shareholder questions.

     Sincerely,

     Theodore C. Miller
     Corporate Secretary

Fold and Tear Here                                            Fold and Tear Here

PROXY FORM                   UNITED TRUST GROUP, INC.                 PROXY FORM
              Annual Meeting of Shareholders - To be Held June 11,
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned  hereby  appoints Jesse T. Correll and Randall L. Attkisson,  or either of them,  the attorneys and proxies with full power of  substitution  and revocation  to represent and to vote,  as  designated  below,  all the shares of common stock of the Company held of record by the undersigned on April 18, 2003, at the annual meeting of shareholders to be held at the corporate  headquarters,
5250 South Sixth Street, Springfield, Illinois 62703, on Wednesday June 11, 2003
at 10:00 a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned  shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL PROPOSALS PRESENTED.

Please sign exactly as your name appears on the form and date and mail the proxy promptly.  When  signing as an  attorney,  executor,  administrator,  trustee or guardian,  please give your full title as such. If shares are held jointly, both owners  must sign.  If a  corporation,  please  sign in full  corporate  name by
President  and  other  authorized  officer.  If a  partnership,  please  sign in partnership name by authorized person.

                Continued and to be voted and signed on reverse.

Our Stock  Transfer  Department  is  available  to assist  you with  changes  or questions concerning your account.

Lost Certificate  -  Notification  of a lost stock  certificate  must be made in writing.

Address Changes - Notification  of shareholder  address  changes must be made in writing. If your address has changed or should change in the future, please give us your new address below.

     Your name

     (Old Address) - Street _______________________________________________
       City                                    State               Zip _____________

     (New Address) - Street _______________________________________________
       City                                    State               Zip _____________

     Date new address in effect                Signature ______________________

Registration Changes -

                    A change in certification registration is needed because of:

          Marriage                       Divorce

          Death of a tenant              Establishment of a trust

          Remove custodian               Other - Explain ________________

For  instructions  about your  specific  situation,  contact our Stock  Transfer
Department by phone at (217) 241-6410,  by writing to United Trust Group,  Inc.,
Attn: Stock Transfer Department,  P.O. Box 5147,  Springfield,  IL 62705-5147 or
through our website at www.unitedtrustgroup.com.

                              Signature __________________________________

                                   Date __________________________
Acct#

Fold and Tear Here                                            Fold and Tear Here

1.   To elect all Director Nominees to                       Withhold   For All
     serve on the Board of Directors.                  For   Authority  Except
     The nominees are:                                              

     John S. Albin,  Randall L.  Attkisson,  Jesse T. Correll,  Ward F. Correll,
     Thomas F.  Darden  II,  William  W.  Perry,  James P.  Rousey and Robert W.
     Teater. *

     *Exceptions:  To vote for all  director  nominees,  mark the "For" box.  To withhold  voting for all nominees,  mark the "Withhold  Authority"  box. To withhold voting for a particular nominee, mark the "For All Except" box and enter name(s) of the  exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

2.   In their  discretion,  the proxies are  authorized  to vote upon such other business  as may  properly  come  before  the  meeting  or any  adjournment thereof.

      Signature                                 Date _________________

      Signature                                 Date _________________